Exhibit A
                              AIRPLANES GROUP
                       Report to Certificateholders
               All numbers in US$ unless otherwise stated

                      Payment Date: 15 January, 1997.
                    Calculation Date: 9 January, 1997.

(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
        ---------------------------------------------------
                                                            Prior Balance       Deposits        Withdrawals       Balance on
                                                                                                                 Calculation
                                                                                                                     Date
                                                            -----------------------------------------------------------------
                                                              10-Dec-96                                            9-Jan-97

        Lessee Funded Account                                          0.00             0.00            (0.00)             0.00
        Expense Account (note ii)                             33,150,631.10    12,600,707.08   (28,339,409.68)    17,411,928.50
        Collection Account (note iii)                        234,366,783.16    51,582,431.76   (55,229,783.16)   230,719,431.76
         -  Miscellaneous Reserve                             40,000,000.00                                       40,000,000.00
         -  Maintenance Reserve                               80,000,000.00                                       80,000,000.00
         -  Security Deposit                                  56,897,000.00                                       59,137,000.00
         -  Other Collections                                 57,469,783.16                                       51,582,431.76
        Total                                                267,517,414.26    64,183,138.84   (83,569,192.84)   248,131,360.26

(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
        ------------------------------------
        Balance on preceding Calculation Date
         (December 10,1996)                                   33,150,631.10

        Transfer from Collection Account (previous
         Payment Date)                                        12,500,000.00

        Interest Earned during period                            100,707.08

        Payments during period between prior Calculation
         Date and the relevant Calculation Date:

         - Payments on previous Payment Date                  (5,827,382.02)

         - Other payments                                    (22,512,027.66)

        Balance on relevant Calculation Date
         (January 9, 1997)                                    17,411,928.50


(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------
       Balance on preceding Calculation Date
        (December 10, 1996)                                   234,366,783.16
       Collections during period                                51,582,431.76
       Transfer to Expense Account (previous Payment Date)    (12,500,000.00)
       Net transfer to Lessee Funded Accounts
       Aggregate Certificate Payments (previous
        Payment Date)                                         (41,737,767.20)
       Swap payments (previous Payment Date)                    (992,015.96)
       Balance on relevant Calculation Date
        (January 9, 1997)                                    230,719,431.76


(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
        ------------------------------------------------

                  ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                  ----------------------------------------------------------
                  Priority of Payments
            (i)   Required Expense Amount                      32,411,928.50
           (ii)   a) Class A Interest                          13,569,217.16
                  b) Swap Payments                                349,996.95
          (iii)   First Collection Account Top-up             120,000,000.00
           (iv)   Minimum Hedge Payment                            19,700.00
            (v)   Class A Minimum Principal                             0.00
           (vi)   Class B Interest                              2,035,228.83
          (vii)   Class B Minimum Principal                     1,137,352.00
         (viii)   Class C Interest                              2,546,875.00
           (ix)   Class D Interest                              3,625,000.00
            (x)   Second Collection Account Top-up             60,571,750.00
           (xi)   Class A Principal Adjustment Amount                   0.00
          (xii)   Class C Scheduled Principal                           0.00
         (xiii)   Class D Scheduled Principal                           0.00
          (xiv)   Modification Payments                                 0.00
           (xv)   Soft Bullet Note Step-up Interest                     0.00
          (xvi)   Class E Minimum Interest                        492,684.17
         (xvii)   Supplemental Hedge Payment                       19,700.00
        (xviii)   Class B Supplemental Principal                        0.00
          (xix)   Class A Supplemental Principal               11,351,927.65
           (xx)   Class D Outstanding Principal                         0.00
          (xxi)   Class C Outstanding Principal                         0.00
         (xxii)   Class E Supplemental Interest                         0.00
        (xxiii)   Class B Outstanding Principal                         0.00
         (xxiv)   Class A Outstanding Principal                         0.00
          (xxv)   Class E Accrued Unpaid Interest                       0.00
         (xxvi)   Class E Outstanding Principal                         0.00
        (xxvii)   Charitable Trust                                      0.00
                                                              --------------
        Total Payments with respect to Payment Date           248,131,360.26
           Less Collection Account Top-Ups ((iii) and         (180,571,750.0
           (x)above)                                                       0)
                                                              --------------
                                                               67,559,610.26
                                                              ==============


(iv) PAYMENT ON THE CERTIFICATES
     ---------------------------

(a) FLOATING RATE
    CERTIFICATES                     A-1              A-2               A-3              A-4               A-5          Class B
    --------------
    Applicable LIBOR               5.60547%         5.60547%          5.60547%         5.60547%          5.60547%         5.60547%
    Applicable Margin              0.25000%         0.32000%          0.47000%         0.62000%          0.35000%         1.10000%
    Applicable Interest
     Rate                          5.85547%         5.92547%          6.07547%         6.22547%          5.95547%         6.70547%
    Interest Amount
     Payable                   4,147,624.58     3,703,418.75      2,531,445.83     1,037,578.33      2,149,149.67     2,035,228.83
    Step Up Interest
     Amount                            0.00             0.00              0.00             0.00              0.00             0.00

    Opening Principal
     Balance                 850,000,000.00   750,000,000.00    500,000,000.00   200,000,000.00    433,043,840.97   364,221,239.00
    Minimum Principal
     Payment Amount                    0.00             0.00              0.00             0.00              0.00     1,137,352.00
    Adjusted Principal
     Payment Amount                    0.00             0.00              0.00             0.00              0.00             0.00
    Supplemental Principal
     Payment Amount                    0.00             0.00              0.00             0.00     11,351,927.65             0.00
    Total Principal
     Distribution Amount               0.00             0.00              0.00             0.00     11,351,927.65     1,137,352.00
    Redemption Amount
     - amount allocable
        to principal                   0.00             0.00              0.00             0.00              0.00             0.00
     - premium allocable
        to premium                     0.00             0.00              0.00             0.00              0.00             0.00
    Outstanding Principal Balance
     (Jan 15, 1997)          850,000,000.00   750,000,000.00    500,000,000.00   200,000,000.00    421,691,913.32   363,083,887.00

(b) FIXED RATE CERTIFICATES                         Class C          Class D
    -----------------------
    Applicable Interest Rate                        8.1500%         10.8750%
    Interest Amount Payable                    2,546,875.00     3,625,000.00

    Opening Principal Balance                375,000,000.00   400,000,000.00
    Scheduled Principal Payment Amount                 0.00             0.00
    Redemption Amount
     - amount allocable to principal                   0.00             0.00
     - amount allocable to premium                     0.00             0.00
    Pool Factors and scheduled dollar
     amount for each class                             0.00             0.00
    Outstanding Principal Balance
     (Jan 15, 1997)                          375,000,000.00   400,000,000.00

Table of rescheduled Pool Factors                     n/a               n/a
in the event of a partial redemption


(v) FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
    --------------------------------------------------------------------------------------------------------------------------
                                         A-1             A-2             A-3              A-4             A-5         Class B

    Applicable LIBOR                   5.48438%       5.48438%        5.48438%         5.48438%        5.48438%       5.48438%
    Applicable Margin                  0.25000%       0.32000%        0.47000%         0.62000%        0.35000%       1.10000%
    Applicable Interest Rate           5.73438%       5.80438%        5.95438%         6.10438%        5.83438%       6.58438%

    (vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
         -------------------------------------------------------------------------------------------

    (a)  FLOATING RATE CERTIFICATES
         --------------------------
                                                    A-1           A-2            A-3           A-4          A-5         Class B


         Opening Principal Amount                 8,500.00      7,500.00       5,000.00      2,000.00     4,330.44      3,642.21
         Total Principal Payments                     0.00          0.00           0.00          0.00       113.52         11.37
         Closing Outstanding Principal
          Balance                                 8,500.00      7,500.00       5,000.00      2,000.00     4,216.92      3,630.84

         Total Interest                              41.48         37.03          25.31         10.38        21.49         20.35
         Total Premium                                0.00          0.00           0.00          0.00         0.00          0.00

    (b)  FIXED RATE CERTIFICATES
         -----------------------
                                                              Class C          Class D

         Opening Principal Amount                            3,750.00         4,000.00
         Total Principal Payments                                0.00             0.00
         Outstanding Principal Balance                       3,750.00         4,000.00

         Total Interest                                         25.47            36.25
         Total Premium                                           0.00             0.00